Exhibit 99

PASSPORT MASTER FUND, LP

By: PASSPORT HOLDINGS, LLC
as General Partner

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
       ———————————
John Burbank
Managing Member

PASSPORT MASTER FUND II, LP

By: PASSPORT HOLDINGS, LLC
as General Partner

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
       ———————————
John Burbank
Managing Member

PASSPORT HOLDINGS, LLC

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
       ———————————
John Burbank
Managing Member

PASSPORT MANAGEMENT, LLC

By: PASSPORT CAPITAL, LLC,
as Managing Member

By: /s/ JOHN BURBANK
       ———————————
John Burbank
Managing Member

PASSPORT CAPITAL, LLC

By: /s/ JOHN BURBANK
       ———————————
John Burbank
Managing Member

/s/ JOHN BURBANK
—————————————
John Burbank